UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced

Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Supplemental Information

Section 19(a) Notice

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2017

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
EGF	$0.278998	$—	$—	$0.213002	$0.492000	57%	—%	—%	43%	100%

The Fund estimates that it has distributed more than its income and net-realized capital gains in the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Fund, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes fixed amounts of $0.041 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

SUPPLEMENTAL INFORMATION	3

4

Option Over-Writing

In general, the goal of the Fund is to provide shareholders with current income and gains. The Fund seeks to pursue this goal primarily by investing in a portfolio of U.S. Government and U.S. Agency securities and utilizing an option over-writing strategy in an effort to enhance the Fund’s distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund writes call options on individual U.S. Government and U.S. Agency securities or on baskets of such securities or on interest rate swaps (“swaptions”), and may write call options on other debt securities. When writing (selling) a call option, the Fund grants the counterparty the right to buy an underlying reference security or enter into a defined transaction (e.g., a swap contract, in the case of the swaption) at an agreed-upon price (“strike price”) within an agreed upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option or swaption, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty may elect to exercise the option if the market value of the underlying reference security or underlying contract rises above the strike price, and the Fund is obligated to sell the security or contract to the counterparty at the strike price, realizing a gain or loss. If the option remains unexercised upon its expiration, the Fund realizes gains equal to the premiums received.

Writing call options and swaptions entails certain risks, which include but are not limited to, the following: an increase in the value of the underlying security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and in a gain or loss realized by the Fund; writing call options and swaptions limits the potential appreciation on the underlying interest rate swap or security and the yield on the Fund could decline; if current market interest rates fall below the strike price, the counterparty could exercise a written swaption when the Fund might not otherwise have entered into an interest rate swap; the Fund is bound by the terms of the underlying interest rate swap agreement upon exercise of the option by the counterparty which can result in a loss to the Fund in excess of the premium received. As such, an option over-writing strategy may outperform the general fixed income market in rising or flat interest rate environments (when bond prices are steady or falling) but underperform in a falling interest rate environment (when bond prices are rising).

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and/or reducing the amount of assets the Fund has available for long-term investment. In order to make these distributions, the Fund may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed the Fund’s taxable income but do not exceed the Fund’s current and accumulated earnings and profits may be classified as ordinary income, which is taxable to shareholders.

A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

The Fund intends to write call options and swaptions to varying degrees depending upon market conditions. Please refer to the Schedule of Investments and the Notes to Financial Statements for details of written call options and swaptions.

OPTION OVER-WRITING	5

Fund Summary as of December 31, 2017	BlackRock Enhanced Government Fund, Inc.

Investment Objective

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($13.40){a}	3.67%
Current Monthly Distribution per Common Share(b)	$0.0410
Current Annualized Distribution per Common Share(b)	$0.4920
Economic Leverage as of December 31, 2017(c)	17%

(a)	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Section 19(a) Notice on page 3 for the estimated actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$13.40	$13.20	1.52%	$13.70	$13.03
Net Asset Value	13.96	13.88	0.58	14.14	13.84

Market Price and Net Asset Value History For the Past Five Years

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Enhanced Government Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2017 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	4.32%	1.69%	1.52%
Fund at Market Price(a)(b)	5.29	1.95	1.30
Reference Benchmarks:
ICE BofAML 1-3 Year U.S. Treasury Index(c)	0.42	0.56	1.44
Citigroup Government/Mortgage Index(d)	2.34	1.55	3.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.
(d)	An unmanaged index that tracks the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market. The index includes U.S. Treasury, government-sponsored, and collateralized securities and provides a reliable representation of the U.S. investment-grade bond market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, EGF is presenting Reference Benchmarks to accompany fund performance. The Reference Benchmarks are presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmarks or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmarks, which may cause the Fund’s performance to differ materially from that of the Reference Benchmarks. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmarks are not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmarks in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Performance is reviewed on an absolute basis due to the Fund’s unique strategy, which entails writing call options on individual or baskets of U.S. government securities or interest rates. The index returns listed above are for reference purposes only, as these indices do not reflect an option writing strategy.

The Fund’s positions in agency mortgage-backed securities, including 30-year and 15-year pass-throughs and derivatives, contributed to performance. Allocations to capital securities, commercial mortgage-backed securities and non-agency mortgage-backed securities also added value. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.)

During the recent one-year period, the Fund had in place an option overwriting strategy applied to distinct parts of the yield curve. The income received from this unique call writing strategy is used to support the Fund’s level distribution plan and designed to help create a more stable income distribution along with higher risk-adjusted returns. The use of this strategy continues to be an efficient interest rate management tool and should be viewed in the context of their overall contribution to risk reduction as well as performance. This year was an extremely strong year for the options writing strategy relative to the underlying as interest rates trended higher but at a very slow pace. The Fund’s overall duration has fluctuated between 0 and 5 years based on the overall value of the options. When rates rally the duration will shorten and as rates rise the duration will extend. The range-bound market with a tilt towards higher rates has allowed the strategy to produce solid absolute returns in 2017.

The Fund’s cash weighting, while small, was a modest detractor at a time of positive market performance.

Describe recent portfolio activity.

Over the course of 2017, the Fund purchased U.S. Treasury securities and used swaptions to generate incremental yield. (Swaptions are options to enter into interest rate swaps.)

The beginning of 2017 brought rising yields and strong performance for higher-risk assets, reflecting heightened market expectations that the pro-growth agenda of the new U.S. administration would spur economic growth and, in turn, inflation. Given the positive market sentiment surrounding these developments, the investment adviser increased the Fund’s weighting in corporate bonds. During the second half of the period, the investment adviser increased the Fund’s allocation to asset-backed securities and commercial mortgage-backed securities and rotated the proceeds into investment-grade corporate bonds.

Describe portfolio positioning at period end.

The Fund continued to employ an options writing strategy as a way to manage duration and generate incremental yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2017 (continued)	BlackRock Enhanced Government Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/17		12/31/16
U.S. Government Sponsored Agency Securities	52%		57%
U.S. Treasury Obligations	42		36
Preferred Securities	2		2
Asset-Backed Securities	2		2
Short-Term Securities	2		3
Non-Agency Mortgage-Backed Securities	—	(a)	1
Options Written	—	(a)	(1)

(a)	Representing less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)(b)

Credit Rating	12/31/17	12/31/16
AAA/Aaa(c)	96%	97%
BBB/Baa	2	2
BB/Ba	2	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Excludes Preferred Securities, Short-Term Securities and Options Written.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	9

Schedule of Investments December 31, 2017	BlackRock Enhanced Government Fund, Inc (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 2.0%
Securitized Asset Backed Receivables LLC Trust(a):
Series 2005-OP1, Class M2, (1 mo. LIBOR US + 0.68%), 2.23%, 01/25/35	$621	$609,584
Series 2005-OP2, Class M1, (1 mo. LIBOR US + 0.43%), 1.98%, 10/25/35	1,025	1,014,326

Total Asset-Backed Securities — 2.0% (Cost — $1,565,544)		1,623,910

Non-Agency Mortgage-Backed Securities — 0.2%

Collateralized Mortgage Obligations — 0.1%
Bank of America Mortgage Trust, Series 2003-J, Class 2A1, 3.74%, 11/25/33(b)	76	76,212
Bear Stearns ALT-A Trust, Series 2004-13, Class A1, (1 mo. LIBOR US + 0.74%), 2.29%, 11/25/34(a)	71	71,513

		147,725
Interest Only Collateralized Mortgage Obligations — 0.1%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	178	41,373

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost — $156,757)		189,098

Preferred Securities — 2.4%

Capital Trust — 2.4%
Electric Utilities — 2.4%
PPL Capital Funding, Inc., Series A, 4.36%, 3/30/67(c)	2,000	1,975,000

Total Preferred Securities — 2.4% (Cost — $1,980,520)		1,975,000

U.S. Government Sponsored Agency Securities — 62.4%

Agency Obligations — 4.6%
Federal Farm Credit Bank, 4.55%, 06/08/20	3,500	3,706,706

Collateralized Mortgage Obligations — 4.3%
Fannie Mae Mortgage-Backed Securities, Series 2014-28, Class BD, 3.50%, 08/25/43	1,166	1,200,688
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44	691	721,925
Ginnie Mae Mortgage-Backed Securities, Series 2006-3, Class C, 5.24%, 04/16/39(b)	1,579	1,582,780

		3,505,393
Interest Only Collateralized Mortgage Obligations — 1.3%
Fannie Mae Mortgage-Backed Securities:
Series 2012-96, Class DI, 4.00%, 02/25/27	1,053	82,938
Series 2012-47, Class NI, 4.50%, 04/25/42	1,092	235,974
Ginnie Mae Mortgage-Backed Securities:
Series 2006-30, Class IO, 2.30%, 05/16/46(b)	250	15,421
Series 2009-78, Class SD, (1 mo. LIBOR + 6.20%), 4.70%, 09/20/32(a)	1,178	123,888
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.98%, 12/16/39(a)	341	49,132
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 5.18%, 04/16/41(a)	3,320	567,427

		1,074,780

Security	Par (000)/ Shares	Value
Mortgage-Backed Securities — 52.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 04/01/28	$4,603	$4,624,569
3.00%, 06/01/42 - 04/01/43	5,904	5,937,712
3.50%, 08/01/26 - 08/01/44	9,726	10,049,822
4.00%, 04/01/24 - 02/01/41	8,410	8,832,314
4.50%, 04/01/39 - 08/01/40	5,824	6,258,169
5.00%, 11/01/33 - 02/01/40	3,072	3,343,996
5.50%, 10/01/23 - 09/01/36	2,590	2,869,195
6.00%, 02/01/36 - 03/01/38	447	503,739
Freddie Mac Mortgage-Backed Securities, 4.50%, 05/01/34	151	160,324
Ginnie Mae Mortgage-Backed Securities, 5.00%, 11/15/35	5	5,281

		42,585,121

Total U.S. Government Sponsored Agency Securities — 62.4% (Cost — $49,819,320)		50,872,000

U.S. Treasury Obligations — 50.1%
U.S. Treasury Bonds, 4.38%, 05/15/41	5,100	6,598,324
U.S. Treasury Notes:
1.38%, 04/30/20(d)	13,500	13,332,832
1.50%, 05/31/20	1,300	1,287,203
3.13%, 05/15/21(d)	6,500	6,725,469
2.00%, 11/30/22	3,500	3,468,145
2.00%, 02/15/25	6,000	5,865,234
2.25%, 11/15/25	2,800	2,775,391
1.63%, 02/15/26	900	849,937

Total U.S. Treasury Obligations — 50.1% (Cost — $40,348,542)		40,902,535

Total Long-Term Investments — 117.1% (Cost — $93,870,683)		95,562,543

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%,(e)(f)	1,981,656	1,981,656

Total Short-Term Securities — 2.4% (Cost — $1,981,656)		1,981,656

Total Investments Before Options Written — 119.5% (Cost — $95,852,339)		97,544,199

Options Written — (0.3)% (Premiums Received — $250,000)		(245,731)

Total Investments, Net of Options Written — 119.2% (Cost — $95,602,339)		97,298,468
Liabilities in Excess of Other Assets — (19.2)%		(15,686,098)

Net Assets — 100.0%		$81,612,370

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Annualized 7-day yield as of period end.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Government Fund, Inc

(f)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,730,899	(1,749,243)	1,981,656	$1,981,656	$29,237	$6	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	1.50%	12/27/17	Open	$3,112,500	$3,113,148	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.42	12/28/17	Open	13,365,000	13,367,109	U.S. Treasury Obligations	Open/Demand

				$16,477,500	$16,480,257

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	5	03/29/18	$581	$3,108

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 104,312	CHF	103,000	Credit Suisse International	01/04/18	$(1,388)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 2/01/20	2.10%	Quarterly	6-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	01/30/18	2.10%	USD	35,000	$(24,083)
5-Year Interest Rate Swap, 2/01/23	2.27	Quarterly	6-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	01/30/18	2.27	USD	30,000	(80,230)
10-Year Interest Rate Swap, 2/01/28	2.41	Quarterly	6-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	01/30/18	2.41	USD	15,000	(77,088)
30-Year Interest Rate Swap, 2/01/48	2.54	Quarterly	6-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	01/30/18	2.54	USD	5,000	(64,330)

										$(245,731)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Government Fund, Inc

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$3,108	$—	$3,108

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,388	$—	$—	$1,388
Options written
Options written at value	—	—	—	—	245,731	—	245,731

	$—	$—	$—	$1,388	$245,731	$—	$247,119

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,133	$—	$2,133
Forward foreign currency exchange contracts	—	—	—	69,067	—	—	69,067
Options purchased(a)	—	—	—	(483,500)	—	—	(483,500)
Option written	—	—	—	494,842	1,229,279	—	1,724,121

	$—	$—	$—	$80,409	$1,231,412	$—	$1,311,821

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,268	$—	$2,268
Forward foreign currency exchange contracts	—	—	—	(72,356)	—	—	(72,356)
Option written	—	—	—	—	265,596	—	265,596

	$—	$—	$—	$(72,356)	$267,864	$—	$195,508

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$468,752
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,624,877
Average amounts sold — in USD	$10,379,783
Options:
Average value of option contracts purchased	$85,046
Average value of option contracts written	$72,188
Average notional value of swaption contracts written	$85,000,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Government Fund, Inc

Derivatives Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$—	$1,388
Futures contracts	—	469
Options	—	245,731

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$—	$247,588
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(469)

Total derivative assets and liabilities subject to an MNA	$—	$247,119

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Credit Suisse International	$1,388	$—	$—	$—	$1,388
Morgan Stanley & Co. International PLC	245,731	—	—	—	245,731

	$247,119	$—	$—	$—	$247,119

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Asset-Backed Securities	$—	$1,623,910	$—	$1,623,910
Non-Agency Mortgage-Backed Securities	—	189,098	—	189,098
Preferred Securities	—	1,975,000	—	1,975,000
U.S. Government Sponsored Agency Securities	—	50,872,000	—	50,872,000
U.S. Treasury Obligations	—	40,902,535	—	40,902,535
Short-Term Securities	1,981,656	—	—	1,981,656

	$1,981,656	$95,562,543	$—	$97,544,199

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$3,108	$—	$—	$3,108
Liabilities:
Foreign currency exchange contracts	—	(1,388)	—	(1,388)
Interest rate contracts	—	(245,731)	—	(245,731)

	$3,108	$(247,119)	$—	$(244,011)

(a)	Derivative financial instruments are futures contracts, forward foreign currency exchange contracts, and options written. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $16,480,257 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

December 31, 2017

EGF

ASSETS
Investments at value — unaffiliated (cost — $93,870,683)	$95,562,543
Investments at value — affiliated (cost — $1,981,656)	1,981,656
Cash	20,211
Cash pledged for futures contracts	4,000
Foreign currency at value (cost — $615,090)	629,384
Receivables:
Interest — unaffiliated	353,916
Options written	250,000
Dividends — affiliated	955
Prepaid expenses	2,837

Total assets	98,805,502

LIABILITIES
Options written at value (premiums received — $250,000)	245,731
Reverse repurchase agreements at value	16,480,257
Payables:
Income dividends	239,672
Other accrued expenses	90,685
Options written	61,600
Investment advisory fees	44,326
Principle paydowns	26,991
Directors’ and Officer’s fees	2,013
Variation margin on futures contracts	469
Unrealized depreciation on forward foreign currency exchange contracts	1,388

Total liabilities	17,193,132

NET ASSETS	$81,612,370

NET ASSETS CONSIST OF
Paid-in capital	$100,133,560
Distributions in excess of net investment income	(315,682)
Accumulated net realized loss	(19,917,651)
Net unrealized appreciation (depreciation)	1,712,143

NET ASSETS	$81,612,370

NET ASSET VALUE
Based on net assets of $81,612,370 and 5,845,662 shares outstanding, 200 million shares authorized, $0.10 par value	$13.96

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

EGF

INVESTMENT INCOME
Interest — unaffiliated	$2,730,137
Dividends — affiliated	29,237

Total investment income	2,759,374

EXPENSES
Investment advisory	917,285
Professional	52,059
Repurchase offer	27,643
Printing	21,070
Custodian	16,410
Transfer agent	12,104
Directors and Officer	9,637
Registration	9,390
Accounting services	8,596
Miscellaneous	16,184

Total expenses excluding interest expense	1,090,378
Interest expense	169,053

Total expenses	1,259,431
Less fees waived by the Manager	(326,803)

Total expenses after fees waived	932,628

Net investment income	1,826,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(451,609)
Futures contracts	2,133
Forward foreign currency exchange contracts	69,067
Foreign currency transactions	52,050
Capital gain distributions from investment companies — affiliated	6
Options written	1,724,121

1,395,768

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,243
Futures contracts	2,268
Forward foreign currency exchange contracts	(72,356)
Foreign currency translations	21,468
Options written	265,596

222,219

Net realized and unrealized gain	1,617,987

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,444,733

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	EGF
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,826,746	$2,597,752
Net realized gain (loss)	1,395,768	(1,047,334)
Net change in unrealized appreciation (depreciation)	222,219	(843,991)

Net increase in net assets resulting from operations	3,444,733	706,427

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,090,174)	(2,763,590)
From return of capital	(1,052,194)	(1,046,194)

Decrease in net assets resulting from distributions to shareholders	(3,142,368)	(3,809,784)

CAPITAL SHARE TRANSACTIONS
Capital contributions(b)	83,879	—
Redemption of shares resulting from a repurchase offer(c)	(8,905,022)	(9,866,169)

Net decrease in net assets derived from capital share transactions	(8,821,143)	(9,866,169)

NET ASSETS
Total decrease in net assets	(8,518,778)	(12,969,526)
Beginning of year	90,131,148	103,100,674

End of year	$81,612,370	$90,131,148

Distributions in excess of net investment income, end of year	$(315,682)	$(351,304)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	See Note 6 of the Notes to Financial Statements.
(c)	Net of repurchase fees of $181,735 and $201,350 respectively.

See notes to financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended December 31, 2017

EGF

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,444,733
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	13,350,738
Purchases of long-term investments	(1,044,052)
Net proceeds from sales of short-term securities	1,749,243
Amortization of premium and accretion of discount on investments and other fees	843,667
Premiums received from options written	4,181,269
Premiums paid on closing written	(2,507,756)
Net realized gain on investments and options written	(1,239,637)
Net unrealized gain on investments, foreign currency translations and options written	(221,339)
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	79,663
Cash pledge for futures contracts	(1,000)
Dividends — affiliated	130
Prepaid expenses	(42)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(10,184)
Interest expense	(27,975)
Officer’s and Directors’ fees	(138)
Variation margin on futures contracts	(23)
Other accrued expenses	(54,103)

Net cash provided by operating activities	18,543,194

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,168,998)
Capital contributions(a)	83,879
Net borrowing of reverse repurchase agreements	(6,296,875)
Payments from repurchase fees resulting from a repurchase offer	(8,905,022)

Net cash used for financing activities	(18,287,016)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$20,400

CASH AND FOREIGN CURRENCY
Net increase in cash and foreign currency at value	276,578
Cash and foreign currency at value at beginning of year	373,017

Cash and foreign currency at value at end of year	$649,595

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$197,028

(a)	See Note 6 of the notes to financial statements.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	EGF
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.88		$14.29	$14.97	$15.13	$16.11

Net investment income(a)	0.28		0.36	0.41	0.49	0.47
Net realized and unrealized gain (loss)(b)	0.28		(0.24)	(0.47)	0.01	(0.69)

Net increase (decrease) from investment operations	0.56		0.12	(0.06)	0.50	(0.22)

Distributions:(c)
From net investment income	(0.33)		(0.40)	(0.42)	(0.36)	(0.37)
From return of capital	(0.16)		(0.13)	(0.20)	(0.30)	(0.39)

Total distributions	(0.49)		(0.53)	(0.62)	(0.66)	(0.76)

Capital contributions(d)	0.01		—	—	—	—

Net asset value, end of year	$13.96		$13.88	$14.29	$14.97	$15.13

Market price, end of year	$13.40		$13.20	$13.65	$14.26	$13.95

Total Return(e)
Based on net asset value	4.32	%(f)	0.98%	(0.18)%	3.65%	(1.06)%

Based on market price	5.29%		0.54%	0.10%	7.08%	(5.98)%

Ratios to Average Net Assets
Total expenses	1.40%		1.46%	1.34%	1.43%	1.32%

Total expenses after fees waived	1.03%		1.06%	1.04%	1.20%	1.25%

Total expenses after fees waived and excluding interest expenses	0.85%		0.92%	0.99%	1.16%	1.20%

Net investment income	2.02%		2.53%	2.83%	3.22%	2.98%

Supplemental Data
Net assets, end of year (000)	$81,612		$90,131	$103,101	$120,046	$134,827

Borrowings outstanding, end of year (000)	$16,480		$22,805	$30,319	$57,458	$52,142

Portfolio turnover rate(g)	—	%(h)	63%	114%	86%	111%

(a)	Based on average shares outstanding.
(b)	Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.03 for each of the years ended December 31, 2013 through December 31, 2017.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Payment received related to certain shareholder transactions.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 4.24%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	—%	29%	68%	42%	57%

(h)	Percentage is less than 1%

See notes to financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland Corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the directors’ and officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the fund would still be required to pay the full repurchase price. Further, the fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $17,590,128 and 0.96%, respectively.

Reverse repurchase transactions are entered into by the fund under Master Repurchase Agreements (each, an “MRA”), which permit the fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the fund. With reverse repurchase transactions, typically the fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Credit Suisse Securities (USA) LLC	$16,480,257	$(16,480,257)	$—	$—

(a)	Net collateral, including accrued interest, with a value of $16,481,436 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.85% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

Expense Waivers: The Manager voluntarily agreed to waive a portion of the investment advisory fees equal to the annual rate of 0.30% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the year ended December 31, 2017, the Manager waived $323,748 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $3,055.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, by a majority of the Fund’s Independent Directors. For the year ended December 31, 2017, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: During the year ended December 31, 2017, the Fund received $83,879, of which $54,290 was from an affiliate, reflected as Capital Contributions in the Statements of Changes in Net Assets, related to an operating error.

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $27,050 and $13,101,382, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for foreign currency transactions, net paydown losses and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(2,037,204)
Distributions in excess of net investment income	$299,050
Accumulated net realized loss	$1,738,154

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$2,090,174	$2,763,590
Return of capital	1,052,194	1,046,194

	$3,142,368	$3,809,784

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(19,914,543)
Net unrealized gains(a)	1,470,751
Qualified late-year losses(b)	(77,398)

$(18,521,190)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing of distributions.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2017, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $19,914,543.

During the year ended December 31, 2017, the Fund utilized $1,098,986 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$95,852,339

Gross unrealized appreciation	$2,782,807
Gross unrealized depreciation	(1,086,678)

Net unrealized appreciation	$1,696,129

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without the approval of Common Shareholders.

The Board previously approved the Fund’s participation in an open market share repurchase program that allowed the Fund to, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, the Fund may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 12 month intervals. The amount of the repurchase offer is shown as redemptions of shares resulting from a repurchase offer in the Statement of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statement of the Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations.

For the year ended December 31, 2017, the Fund repurchased 649,518 shares at a cost of $8,905,022, including transaction costs. The total amount of the repurchase offer is reflected in the Fund’s Statements of Changes in Net Assets.

Changes in Common Shares issued and outstanding for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Repurchase offer	(649,518)	(721,686)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of $0.041 per share on January 9, 2018 to Common shareholders of record on December 29, 2017.

Additionally, the Fund declared a net investment income dividend of $0.041 per share on February 1, 2018 payable to Common Shareholders of record on February 15, 2018.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Enhanced Government Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Enhanced Government Fund, Inc. (the “Fund”), as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Months Paid
Interest-Related Dividends for Non-U.S. Residents(a)	January – December 2017	97.23%
Federal Obligation Interest(b)	January – December 2017	33.65%

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / TAX INFORMATION	27

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Director (Since 2007)	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

DIRECTOR AND OFFICER INFORMATION	29

Director and Officer Information  (continued)

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

Interested Directors (e)
Barbara G. Novick 1960	Director (Since 2014)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock's Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICS. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Fund.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Director of the Fund.

As of the date of this report, the portfolio manager of EGF is Thomas Musmanno.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02111	Boston, MA 02116

Transfer Agent	Address of the Fund
Computershare Trust Company, N.A.	100 Bellevue Parkway
Canton, MA 02021	Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	31

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect director nominees for BlackRock Enhanced Government Fund, Inc. There were no broker non-votes with regard to the Fund.

Approved the Directors as follows:

	Michael J. Castellano		Cynthia L. Egan		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
EGF	5,882,701	286,938	5,883,382	286,257	5,885,689	283,950

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, W. Carl Kester, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, Barbara G. Novick (resigned effective February 16, 2018), John M. Perlowski and Karen P. Robards.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Except as described below, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. Except as disclosed on page 36, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

On October 28, 2016, the Fund announced that it had divided its Board of Directors into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund (800) 882-0052.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.

(c)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2017, the Fund conducted a repurchase offer for up to 10% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:

Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
1	649,518	4,639,800

Because the repurchase offer was oversubscribed, the Fund repurchased shares on a pro rata basis except with regard to shareholders who owned less than 100 shares and tendered all of their shares, which were purchased in their entirety.

ADDITIONAL INFORMATION	33

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations
CHF	Swiss Franc
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
USD	U.S. Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	35

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

EGF-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund, Inc.	$36,555	$41,553	$0	$0	$11,016	$11,016	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund,Inc.	$11,016	$11,016

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by Thomas Musmanno, CFA, Managing Director at BlackRock. Mr. Musmanno is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Musmanno has been part of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.

(a)(2) As of December 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Musmanno, CFA	11	10	152	0	0	1
	$12.26 Billion	$4.91 Billion	$53.13 Billion	$0	$0	$532.9 Million

(iv)    Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Musmanno may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Mr. Musmanno may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of December 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Thomas Musmanno, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Thomas Musmanno, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2017	N/A	N/A	N/A	360,843
August 1-31, 2017	N/A	N/A	N/A	360,843
September 1-30, 2017	N/A	N/A	N/A	360,843
October 1-31, 2017	N/A	N/A	N/A	360,843
November 1-30, 2017	N/A	N/A	N/A	360,843
December 1-31, 2017	N/A	N/A	N/A	292,283
Total:	N/A	N/A	N/A	292,283

1 The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (360,843 common shares), in open market transactions, subject to certain conditions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

The registrant may also conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10	– Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item	11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2017.

BlackRock Enhanced Government Fund, Inc.

(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 8, 2018